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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                  July 23, 2004
                                  -------------
                        (Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


       000-22608                                               59-3204891
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(Commission File Number)                                     (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
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              (Registrant's telephone number, including area code)


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Item 9. Regulation FD Disclosure

     FFLC Bancorp, Inc. (NASDAQ NMS: FFLC), the holding company for First Federal Savings Bank of Lake County, today announced that it will join over 85 other community banks participating in the 2004 Keefe, Bruyette & Woods 5th Annual Community Bank Investor Conference in New York on July 27th, 28th and 29th. The Conference will be web cast on the KBW website, www.kbw.com.

The full text of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 23, 2004

                                           FFLC Bancorp Inc.
                                   By:     /s/ Stephen T. Kurtz
                                           --------------------
                                   Name:   Stephen T. Kurtz
                                   Title:  President and Chief Executive Officer

                                   By:     /s/ Paul K. Mueller
                                           -------------------
                                   Name:   Paul K. Mueller
                                   Title:  Executive Vice President and Chief
                                           Financial Officer